UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14400 North 87th Street Scottsdale, Arizona 85260-3649 (Address of principal executive offices including zip code)

(480) 308-3000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2012, JDA Software Group, Inc. (“JDA”) provided a business update regarding its first quarter of 2012 ended March 31, 2012 by issuing a press release and holding a related conference call to discuss the business environment and strategic developments at the Company. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and the conference call contain forward-looking statements regarding JDA and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press Release dated May 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2012	JDA Software Group, Inc. By: /s/ Pete Hathaway Pete Hathaway Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT    DESCRIPTION

99.1	Press Release dated May 7, 2012.